UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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NEW ORIENTAL ENERGY & CHEMICAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEW ORIENTAL ENERGY & CHEMICAL CORP.

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China

NOTICE OF THE 2008 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on March 27, 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of New Oriental Energy & Chemical Corp., a Delaware corporation (the “Company”). The annual meeting will be held on Thursday, March 27, 2008 at 9:30 a.m. Eastern Standard Time at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP at 599 Lexington Avenue, New York, NY 10022 for the following purposes:

1.	To elect seven directors of the Company, to hold office until the 2009 Annual Meeting of Stockholders;

and

2.	To conduct any other business properly brought before the annual meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for the annual meeting is February 14, 2008. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof. A list of the stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose reasonably related to the annual meeting during ordinary business hours in the office of the Secretary of the Company during the ten days prior to the annual meeting.

You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

/s/ Chen Si Qiang

Chen Si Qiang
Chief Executive Officer and Chairman of the Board of Directors
February 15, 2008

NEW ORIENTAL ENERGY & CHEMICAL CORP.

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China

PROXY STATEMENT

FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on March 27, 2008

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of New Oriental Energy & Chemical Corp. (sometimes referred to as the “Company”, “NOEC”, “us” or “our”) is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. The Company intends to mail this proxy statement and accompanying proxy card on or about February 15, 2008 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on February 14, 2008, will be entitled to vote at the annual meeting. On this record date, there were 12,640,000 shares of common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If on February 14, 2008, your shares were registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we ask you to fill out and return the enclosed proxy card if you wish to have your vote recorded.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on February 14, 2008, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The only matter scheduled for a vote is the election of seven (7) directors of the Company, to hold office until the 2009 Annual Meeting of Stockholders.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may withhold from voting for any nominee you specify.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

1.	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

2.	To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card or follow the instructions included with the proxy materials to vote by telephone or Internet to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have ?

On each matter to be voted upon, you have one vote for each share of common stock you own as of February 14, 2008.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all of the Company’s nominees for director and for the approval of the share issuance. If any other matter is properly presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card ?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of three ways:

1.	You may submit another properly completed proxy bearing a later date.
2.	You may send a written notice that you are revoking your proxy to NOEC’s Chief Financial Officer, Ben Wang, at Room 803 Tower A, New World XinCheng Commercial Building, Chongwenmenwai Street, Chongwen District, Beijing 100062.
3.	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be delivered in writing by November 1, 2008, to NOEC’s Chief Financial Officer at Room 803 Tower A, New World XinCheng Commercial Building, Chongwenmenwai Street, Chongwen District, Beijing 100062. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy materials must do so between November 15, 2008 and December 15, 2008, provided that if the 2008 annual meeting is to be held before January 20, 2009 or after March 27, 2008, the proposal must be received by us either 90 days prior to the actual meeting date or 10 days after we first publicly announce the meeting date, whichever is later. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If the broker or nominee is not given specific instructions, shares held in the name of such broker or nominee may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

How many votes are needed to approve the proposal?

For the election of Directors, the seven nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 12,640,000 shares outstanding and entitled to vote. Thus 6,320,001 shares must be represented by stockholders present at the annual meeting or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting ?

Voting results will be published in the Company’s annual report on Form 10-KSB for the fiscal year ending March 31, 2008.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

NOEC’s Board of Directors is currently comprised of seven members, each serving a one year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining Directors. A Director elected by the Board of Directors to fill a vacancy shall serve for the remainder of the term of that Director and until the Director’s successor is elected and qualified. This includes vacancies created by an increase in the number of Directors.

The Board of Directors has recommended for election Chen Si Qiang, Wang Gui Quan, Zhou Dian Chang, Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao. If elected at the annual meeting, these Directors would serve until the 2009 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Chen Si Qiang, Wang Gui Quan, Zhou Dian Chang, Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each of Chen Si Qiang, Wang Gui Quan, Zhou Dian Chang, Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with NOEC, the dates of their initial election or appointment as director are as follows:

Name	Age	Position with NOEC	Served from
Chen Si Qiang	45	Chairman of theBoard, Chief Executive Officer	October 2006
Wang Gui Quan	40	Director, President	October 2006
Zhou Dian Chang	42	Director	October 2006
Howard S. Barth	55	Director	April 2007
Yan Shi	44	Director	April 2007
Qi Lei	33	Director	April 2007
Xiaokai Cao	39	Director	April 2007

The following is a brief biography of each director nominee.

Chen Si Qiang has been the Chairman of the Board and the Chief Executive Officer of the Company since October 2006. Mr. Chen has been the Chairman of the Board of Directors of the Company’s indirect wholly-owned subsidiary, Henan Jinding Chemical Co., Ltd. (“Jinding”), since 2003. From 2000 to present, he served as the Chairman of the Board of Directors of Xinyang Hongchang Channel Gas Engineering Company Limited. From 1999 to 2000, Mr. Chen served as the Chairman to Xinyang City Channel Gas Company.

Wang Gui Quan has been the President and Director of the Company since October 2006. Mr. Wang has been a director of Jinding since 2003 and the General Manager and Secretary of Jinding since October 2003. From May 1998 to September 2003, Mr. Wang was the Factory Director and Vice Secretary of Xixian Chemical Fertilizer.

Zhou Dian Chang has been a Director of the Company since October 2006. Mr. Zhou has been the Chairman of the Board of Directors of Jinding since November 2004. From August 2004 to November 2004, he served as Deputy General Manager of the Xinyang Hongchang Group. From August 1997 to August 2004, Mr. Zhou served as the General Manager of the Henan Xinyang Real Estate Trading Center.

Howard S. Barth has been a Director of the Company since April 2007. Mr. Barth is a member of the Canadian Institute of Chartered Accountants and the Ontario Institute of Chartered Accountants. He earned his B.A. and M.B.A. at York University and has over 25 years of experience as a certified accountant. Until recently, he was chief executive officer and president with Yukon Gold Corporation, Inc., a public company which is dual-listed in the U.S. and Canadian markets. He is currently a director of Yukon Gold Corporation

Inc. and has served on its audit committee. He is also a member of the Board of Directors and chairman of the audit committee for Nuinsco Resources Limited, a TSX-listed exploration company.

Yan Shi has been a Director of the Company since April 2007. Mr. Shi is a registered CPA in the People’s Republic of China, a registered assets evaluator, registered coinage master and has worked for the past three years as the vice managing director of Henan Yili Accountancy. Prior to that he was the vice general manager of Henan Huajian Project Evaluation & Consulting Corp. and the director of the Auditing Department of Henan Huajian Accountancy.

Qi Lei has been a Director of the Company since April 2007. Mr. Qi is an economist who has worked as the general manager of Henan Yuanneng Mining Investment Corp. for the past five years. Prior to that he was the general manager of Henan Xinyang Hongchang Pipeline Gas Co. Ltd. and the manager of Henan Xinyang Shihe Borough Pipeline Gas Corp.

Xiaokai Cao has been a Director of the Company since April 2007. Mr. Cao is an economist who received an MBA from Hull University in the United Kingdom and has worked as the general manager of Henan Zhongantai Guarantee Corp. for the past two years. Prior to that he was the general manager of Shanghai Pulan Pawn Corp. as well as the general manager of its Consulting Department, the vice chairman of the Henan Pawn Industry Association, and the manager of Business Management Department of Henan Shihong Co. Ltd.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NAMED NOMINEE.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

The Board of Directors held one meeting during the fiscal year ended March 31, 2007, and two meetings in the nine month period ended December 31, 2007. Each Board of Directors member attended, either in person or telephonically, at least 75% of the aggregate Board of Directors meetings and meetings of committees on which he served during his tenure as a director or committee member.

On April 9, 2007, our Board of Directors approved and authorized the establishment of three new committees to facilitate and assist the Board of Directors in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Nominations/Corporate Governance Committee. In accordance with the listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”), all the committees are comprised solely of non-employee, independent directors.

Audit Committee

The Audit Committee is currently comprised of the following Directors of the Company: Howard S. Barth (Chair), Yan Shi and Xiaokai Cao, each of whom is independent, as independence is currently defined in applicable SEC and Nasdaq rules. Since its formation in April of 2007, the Audit Committee met two times. The Board of Directors has determined that Howard S. Barth qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Barth’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under the written Audit Committee Charter adopted by the Board of Directors in April of 2007, a copy of which is attached as Appendix A and may be obtained by writing the Secretary of the Company at Room 803 Tower A, New World XinCheng Commercial Building, Chongwenmenwai Street, Chongwen District, Beijing 100062. The Report of the Audit Committee is included elsewhere in this proxy statement.

Compensation Committee

The Board of Directors established the Compensation Committee in April 2007. The Compensation Committee is currently comprised of the following Directors of the Company: Xiaokai Cao (Chair), Yan Shi and Qi Lei, each of whom is independent, as independence is currently defined in applicable SEC and Nasdaq rules. Since its formation, the Compensation Committee met two times. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board of Directors’ policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board of Directors. The Compensation Committee operates under the written Compensation Committee Charter adopted by the Board of Directors in April of 2007, a copy of which may be obtained by writing the Secretary of the Company at Room 803 Tower A, New World XinCheng Commercial Building, Chongwenmenwai Street, Chongwen District, Beijing 100062. The Compensation Committee’s report is included elsewhere in this proxy statement.

Nominating and Corporate Governance Committee

The Board of Directors established the Nominating and Corporate Governance Committee (the “Nominating Committee”) in April 2007. The Nominating Committee is currently comprised of the following Directors of the Company: Qi Lei (Chair), Xiaokai Cao and Howard S. Barth, each of whom is independent, as independence is currently defined in applicable SEC and Nasdaq rules. Since its formation, the Nominating Committee met two times. The Nominating Committee is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board of Directors. The Nominating Committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board of Directors a list of nominees to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending nominees to the Board of Directors, the Nominating Committee keeps in mind the functions of this body and various criteria, including the ability of the individual to meet the Nasdaq Stock Market “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the rules of the Nasdaq Stock Market listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The Nominating Committee also oversees our adherence to our corporate governance standards. The Nominating Committee operates under the written Nominating and Corporate Governance Committee Charter adopted by the Board of

Directors in April of 2007, a copy of which may be obtained by writing the Secretary of the Company at Room 803 Tower A, New World XinCheng Commercial Building, Chongwenmenwai Street, Chongwen District, Beijing 100062.

Director Independence

The Board of Directors has determined that Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Caoare “independent” directors as defined in applicable SEC regulations, utilizing the independence standards adopted by Nasdaq. The Board of Directors has determined that Chen Si Qiang, Wang Gui Quan, and Zhou Dian Chang are not “independent” directors, as defined in applicable SEC regulations.

The Nominating Committee and the Board of Directors review each nominee’s relationship with the Company in order to determine whether the nominee can be designated as independent. In making such determinations, the Board of Directors observes all criteria for independence established by the SEC and Nasdaq. The Nominating Committee has established the following guidelines to assist it in determining Director independence and believes that a Director will not be considered independent if:

(i)	within the last three years the Director was an employee of the Company or an immediate family member was an executive officer of the Company;
(ii)	the Director or an immediate family member (who is an executive officer of the Company) received, during any 12-month period within the last three years, more than $60,000 per year in direct compensation from the Company (other than compensation for board and committee service, and benefits under a tax-qualified retirement plan or other non-discretionary compensation);
(iii)	the Director or an immediate family member is currently a partner of the Company’s independent outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during the past three fiscal years;
(iv)	within the last three years, an executive officer of the Company served on the compensation committee of another entity that employed the Director, or an immediate family member of the director, as an executive officer;
(v)	in any of the past three years, the Director, or an immediate family member, was a partner, controlling shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments that exceed the greater of $200,000 or 5% of the recipient's gross revenues for that year;
(vi)	the Director is an executive officer of a charitable organization and the annual contributions of the Company to the organization (exclusive of gift-match payments) exceeds the greater of $1 million or 2% of the organization’s total annual revenues;
(vii)	the Director is a partner of or of counsel to a law firm that performs substantial legal services to the Company on a regular basis; or
(viii)	the Director is a partner, officer or employee of an investment bank or consulting firm that performs substantial services to the Company on a regular basis.

Applying these guidelines and principles, the Board of Directors determined that Messrs. Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao are independent and that Chen Si Qiang, Wang Gui Quan and Zhou Dian Chang are not. It should be noted that all of the director nominees are incumbent members of the Board of Directors.

Policy Regarding Directors’ Attendance at Annual Meeting of Stockholders

The Board of Directors has not adopted a policy with respect to director attendance at annual meetings of stockholders. Directors are not compensated for attending an annual meeting of stockholders. However, directors are reimbursed for out-of-pocket expenses for attendance at an annual meeting of stockholders. The Board of Directors encourages each director to attend the annual meeting of stockholders, whether or not a Board of Directors meeting is scheduled for the same date.

Stockholder Communications with the Board of Directors

A stockholder may contact one or more of the members of the Board of Directors in writing by sending such communication to the Secretary at Room 803 Tower A, New World XinCheng Commercial Building, Chongwenmenwai Street, Chongwen District, Beijing 100062. The Secretary will promptly forward stockholder communications to the appropriate Director or Directors for review. Anyone who has a concern about the conduct of the Company or the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern to the Secretary, the Chairman of the Board of Directors or any member of the Board of Directors at the Company’s address. We believe that the Board of Directors’ responsiveness to stockholder communications has been adequate. Communications that consist of stockholder proposals must instead follow the procedures set forth under “Stockholder Proposals” on page 18 of this Proxy Statement.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of February 15, 2008 for each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

			Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)		Numberof Shares(3)	Percent of Voting Stock(4)
Common	Auto Chance International Limited		7,500,000	59.34%
Common	Chen Si Qiang	(5)	4,772,250	(11)
Common	Wang Gui Quan	(6)	675,000	(11)
Common	Zhou Dian Chang	(7)	375,000	(11)
Common	Mai Xiao Fu	(8)	1,125,000	(11)
Common	Yang Hong Tao	(9)	276,375	(11)
Common	Yu Zhi Yang	(10)	276,385	(11)

(1)	Unless otherwise noted, the address is that of the Company.
(2)	On February 15, 2008, there were 12,640,000 shares of our common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below.
(3)	Under applicable rules promulgated by the U. S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.
(4)	In determining the percent of our common stock owned by a person (a) the numerator is the number of shares of our common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 12,640,000 shares of our common stock outstanding on February 15, 2008 and (ii) any shares of our common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.
(5)	Through his position as a stockholder in Auto Chance International Limited, Chen Si Qiang has the power to dispose of or direct the disposition of the 4,772,250 shares of Common Stock he owns in Auto Chance International Limited. As a result, Chen Si Qiang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Chen Si Qiang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.

(6)	Through his position as a stockholder in Auto Chance International Limited, Wang Gui Quan has the power to dispose of or direct the disposition of the 675,000 shares of Common Stock he owns in Auto Chance International Limited. As a result, Wang Gui Quan may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Wang Gui Quan disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(7)	Through his position as a stockholder in Auto Chance International Limited, Zhou Dian Chang has the power to dispose of or direct the disposition of the 375,000 shares of Common Stock he owns in Auto Chance International Limited. As a result, Zhou Dian Chang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Zhou Dian Chang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(8)	Through his position as a stockholder in Auto Chance International Limited, Mai Xiao Fu has the power to dispose of or direct the disposition of the 1,125,000 shares of Common Stock he owns in Auto Chance International Limited. As a result, Mai Xiao Fu may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Mai Xiao Fu disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(9)	Through his position as a stockholder in Auto Chance International Limited, Yang Hong Tao has the power to dispose of or direct the disposition of the 276,375 shares of Common Stock he owns in Auto Chance International Limited. As a result, Yang Hong Tao may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Yang Hong Tao disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(10)	Through his position as a stockholder in Auto Chance International Limited, Yu Zhi Yang has the power to dispose of or direct the disposition of the 276,375 shares of Common Stock he owns in Auto Chance International Limited. As a result, Yu Zhi Yang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Yu Zhi Yang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(11)	Represents each individual’s ownership of the 7,500,000 shares of Auto Chance International Limited.

The following table sets forth information regarding the beneficial ownership of our common stock as of February 15, 2008 for each of our officers and directors and all our officers and directors as a group. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

			Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)		Number of Shares(3)	Percent of Voting Stock(4)
Common	Chen Si Qiang	(5)	4,772,250	(10)
Common	Ben Wang		-0-	-0-
Common	Wang Gui Quan	(6)	675,000	(10)
Common	Zhou Dian Chang	(7)	375,000	(10)
Common	Yang Hong Tao	(8)	276,375	(10)
Common	Yu Zhi Yang	(9)	276,385	(10)
Common	Li Dong Lai		-0-	-0-
Common	Wu Peng		-0-	-0-
Common	Wang Xiang Fu		-0-	-0-
Common	Howard S. Barth		-0-	-0-
Common	Yan Shi		-0-	-0-
Common	Qi Lei		-0-	-0-
Common	Xiaokai Cao		-0-	-0-
Common	All Directors and Officers as a Group (13 persons)		7,500,000	59.34%

(1)	Unless otherwise noted, the address is that of the Company.
(2)	On February 15, 2008, there were 12,640,000 shares of our common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below.
(3)	Under applicable rules promulgated by the U. S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.
(4)	In determining the percent of our common stock owned by a person (a) the numerator is the number of shares of our common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 12,640,000 shares of our common stock outstanding onFebruary 15, 2008 and (ii) any shares of our common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.
(5)	Through his position as a stockholder in Auto Chance International Limited, Chen Si Qiang has the power to dispose of or direct the disposition of the 4,772,250 shares of Common Stock he owns in Auto Chance International Limited. As a result, Chen Si Qiang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Chen Si Qiang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(6)	Through his position as a stockholder in Auto Chance International Limited, Wang Gui Quan has the power to dispose of or direct the disposition of the 675,000 shares of Common Stock he owns in Auto Chance International Limited. As a result, Wang Gui Quan may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Wang Gui Quan disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(7)	Through his position as a stockholder in Auto Chance International Limited, Zhou Dian Chang has the power to dispose of or direct the disposition of the 375,000 shares of Common Stock he owns in Auto Chance International Limited. As a result, Zhou Dian Chang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Zhou Dian Chang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(8)	Through his position as a stockholder in Auto Chance International Limited, Yang Hong Tao has the power to dispose of or direct the disposition of the 276,375 shares of Common Stock he owns in Auto Chance International Limited. As a result, Yang Hong Tao may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Yang Hong Tao disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(9)	Through his position as a stockholder in Auto Chance International Limited, Yu Zhi Yang has the power to dispose of or direct the disposition of the 276,375 shares of Common Stock he owns in Auto Chance International Limited. As a result, Yu Zhi Yang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Yu Zhi Yang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.
(10)	Represents each individual’s ownership of the 7,500,000 shares of Auto Chance International Limited.

Legal Proceedings

The following is a description of any material legal proceeding to which any Director, officer or affiliate of the Company, any beneficial owner of five percent or more of our common stock, or any associate of such Director, officer, affiliate of the Company or security holder is a party adverse to the Company or has a material interest adverse to the Company.

On December 29, 2004, the Company entered into an agreement (the “Luoshan Agreement”) for the acquisition of the bankrupted Luoshan Fertilizer Factory and to pay back approximately $1.3 million in debt owed by Xixian Fertilizer Factory (the principal shareholder of Luoshan Fertilizer Factory). Under the Luoshan Agreement, Jinding was to receive a reimbursements of $650,000 from each of the Luoshan county government and the Xi county government, which were to be received before December 29, 2007.

In November 2007, the Company initiated a lawsuit in the Intermediate Court of Xinyang City against the Xi county government for the refusal to repay the note receivable on its due date as set forth under the Luoshan Agreement, seeking the enforcement of the terms of the note receivable and the Luoshan Agreement for payment of the $650,000 by the Xi county government. Final judgment of the lawsuit is still pending.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, with respect to the fiscal year ended March 31, 2007, the officers, directors and beneficial owners of more than 10% of our common stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, directors and beneficial owners of more than 10% of our common stock have also filed the required Forms 4 or 5 on a timely basis.

MANAGEMENT

Business Experience of Executive Officers Who Are Not Directors

Set forth below are brief biographies of each of the executive officers of the Company (excluding executive officers who are also Directors) as of February 15, 2008. Such biographies include a description of all positions with the Company presently held by each such person, and the positions held by, and principal areas of responsibility of, each such person during the last five years.

Li Dong Lai has been our Vice President since October 2006. Mr. Li has been the Chief Financial Officer of Jinding since September 2003. From October 1999 to August 2003, he served as the Vice Finance to Controller of the Xinyang Tianti Mining Development Co., Ltd.

Wu Peng has been our Vice President since October 2006. Mr. Wu has been the standing Deputy General Manager of Jinding since 1996. He has been involved in Jinding from 1990 since the Company’s days as the Luoshan Chemical Fertilizer Factory.

Wang Xiang Fu has been our Vice President since October 2006. Mr. Wang has been the Deputy General Manager of Jinding since 1987.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

The following discussion and analysis explains the Company’s compensation program as it applies to the executive officers who served during the fiscal year ended March 31, 2007. This discussion and analysis should be read in conjunction with the Summary Compensation Table, its accompanying footnotes and the additional tabular and narrative disclosure that follows the Summary Compensation Table.

General Philosophy

We compensate our senior management and key employees through a single way of base salary currently. However our compensation programs of a mix of base salary, bonus and equity compensation is under consideration and will be designed to impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

At the senior-most levels, we will design the incentive compensation to reward company-wide performance through tying awards primarily to earnings growth and stock appreciation. At lower levels, we will design the incentive compensation to reward the achievement of specific operational goals within areas under the control of the relevant employees, although company-wide performance is also a factor.

Base Salaries

We want to provide our senior management with level of assured cash compensation in the form of base salary that facilitates an appropriate lifestyle given their professional status and accomplishments. For our chief executive officer, we concluded that a base salary of $22,500 was appropriate in this regard for fiscal year ending March 31, 2007. Similarly, we concluded that a base salary of $61,550 was appropriate for our chief financial officer for fiscal year ending March 31, 2007. These ranges were not objectively determined, but instead reflect levels that we concluded were appropriate based upon our general experience. We performed a similar analysis with respect to other senior management. At the senior vice president level we have a significant level of competition for them. We believe that this gives us the opportunity to attract and retain talented managerial employees both at the senior executive level and below.

Summary Compensation Table

The following table sets forth information about compensation paid or accrued by us during the years ended March 31, 2007, 2006 and 2005 to our executive officers who served in the fiscal year ended March 31, 2007. No executive officers who served during the most recently completed fiscal year have been omitted from the table.

Name & Principal Position	Year Ended March 31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Chen Si Qiang, CEO	2007	22,500	N/A	N/A	N/A	N/A	N/A	N/A	22,500
	2006	22,500	N/A	N/A	N/A	N/A	N/A	N/A	22,500
	2005	22,500	N/A	N/A	N/A	N/A	N/A	N/A	22,500
David Tang, CFO	2007	50,000	N/A	N/A	N/A	N/A	N/A	N/A	50,000
	2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Wang Gui Quan, President	2007	15,000	N/A	N/A	N/A	N/A	N/A	N/A	15,000
	2006	15,000	N/A	N/A	N/A	N/A	N/A	N/A	15,000
	2005	15,000	N/A	N/A	N/A	N/A	N/A	N/A	15,000
Zhou Dian Chang	2007	18,750	N/A	N/A	N/A	N/A	N/A	N/A	18,750
	2006	18,750	N/A	N/A	N/A	N/A	N/A	N/A	18,750
	2005	18,750	N/A	N/A	N/A	N/A	N/A	N/A	18,750
Mai Xiao Fu	2007	15,000	N/A	N/A	N/A	N/A	N/A	N/A	15,000
	2006	15,000	N/A	N/A	N/A	N/A	N/A	N/A	15,000
	2005	15,000	N/A	N/A	N/A	N/A	N/A	N/A	15,000
Chen Ran	2007	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2006	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2005	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
Li Dong Lai, Vice President	2007	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2006	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2005	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
Wu Peng, Vice President	2007	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2006	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2005	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
Wang Xiang Fu, Vice President	2007	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2006	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000
	2005	10,000	N/A	N/A	N/A	N/A	N/A	N/A	10,000

As of as of March 31, 2007, the Company did not have any “Grants of Plan-Based Awards”, “Outstanding Equity Awards at Fiscal Year-End”, “Option Exercises and Stock Vested”, “Pension Benefits”, or “Nonqualified Deferred Compensation”. Nor did the Company have any “Post-Employment Payments” to report.

There was no officer whose salary and bonus for the period exceeded $100,000. The amounts listed in the table above were paid by Jinding, the wholly owned subsidiary of our wholly owned subsidiary KHL.

While we do have employment agreements with our executive officers, the salary for our executive officers is at the discretion of our Board of Directors. We expect to pay substantially similar compensation to our executives in the future.

We have no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but our Board of Directors may recommend adoption of one or more such programs in the future.

Compensation of Directors

The Company does not pay compensation to its directors. All directors are reimbursed for out-of-pocket expenses in connection with attendance at Board of Director’s and/or committee meetings. The Company may establish other compensation plans (e.g. options, cash for attending meetings, etc.) in the future.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During the last fiscal year, none of the Company’s executive officers served on the board of directors or compensation committee of any other entity whose executive officers served either the Company’s Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s related party transactions review process includes key activities required to identify related parties, determine that related party transactions are conducted on an arm’s length basis, and disclose related party transactions in the Company’s SEC filings. Related party transactions and terms of those transactions are identified, reviewed, and disclosed in accordance with Item 404 of Regulation S-K under the Securities Act of 1933, as amended. A “Related Party” is an executive officer, a member of the board of directors, a nominee for director, or a member of the immediate family of such officer, director or nominee.

The Secretary of the Company becomes aware of reportable or material related party transactions during the course of the year through notification by the relevant Related Party or applicable employee of the Company. The Secretary is responsible for ensuring that the board of directors reviews the relevant proposed transaction (with the exception of ordinary course transactions), and approves (a majority vote of disinterested directors is required) such transaction if the board of directors determines that the proposed transaction terms are fair to the Company and have been negotiated at arm’s length. Such determination will be made based upon a review of the facts and circumstances surrounding the transaction, and upon guidance by any advisors as determined by the board.

The following is a description of transactions since the last involving more than the lesser of (a) $120,000 or (b) 1% of the average of the Company’s total assets for the last three full fiscal years, between us and our directors, nominees, executive officers, or members of their immediate family.

1.	Xinyang Hong Chang Pipeline Gas Co. Ltd. (“Xinyang”), one of Jinding’s original shareholders, is a company controlled by the chairman of the board and chief executive officer of the Company. Xinyang loaned $3,970,101 (includes outstanding principal as of December 31, 2007) to the Company. The amount is unsecured. Included in the $3,970,101 is $2,338,001 which has interest at 8.748% per annum and is due on April 15, 2008. The interest expense of $41,688 was capitalized in construction in progress, since the amount was used for construction. The balance of $1,232,100 is interest free and has no fixed repayment terms. The Company plans to repay the $1,232,100 in full in the near future.
2.	Long Triumph Investment Limited, a shareholder of the Company, loaned $424,648 (includes outstanding principal as of December 31, 2007) to the Company. The amount represents advances and is unsecured, interest free, and has no fixed repayment terms.
3.	Chen Siqiang, the Chairman of the Board and Chief Executive Officer of the Company, loaned $129,296 (includes outstanding principal and interest as of March 31, 2007) to the Company. The amount was unsecured, has interest rate of 7.2% per annum and was due on August 3, 2008. It was repaid in December 2007.
4.	As is customary with companies in China, the Company requires its employees to pay the Company a one-time security deposit of RMB 1,000 – 2,000 (depending on the title and position of the employee) as part of the employees’ term of employment. At the time an employee leaves the Company, assuming proper notice to the Company was given in accordance with his/her labor contract with the Company, this security deposit is returned to such employees.
5.	Given that the Company’s sales are throughout China, at any time an employee travels on behalf of the Company, the Company provides such employee with a cash advance to cover his/her anticipated travel costs and expenses.

COMPENSATION COMMITTEE REPORT

As of March 31, 2007, our Board of Directors had not established a compensation committee. The Compensation Committee was established subsequent to the fiscal year end on March 31, 2007, and is composed of non-management Directors. It is currently composed of Xiaokai Cao (Chair), Yan Shi, Qi Lei, each of whom is independent under applicable SEC and Nasdaq Rules. Prior to this time, the entire Board of Directors acted as the Compensation Committee. The Compensation Committee operates under the written Compensation Committee charter adopted by the Board of Directors on April 9, 2007, and approves salary practices and performance objectives for executive officers, including the Chief Executive Officer. The Compensation Committee also evaluates the performance of the executive officer in light of those goals and objectives, and determines the compensation for the executive officers.

The Company’s policy in compensating executive officers is to establish methods and levels of compensation that will provide strong incentives to promote its growth and profitability and reward superior performance. Compensation of executive officers consists solely of salary.

The Compensation Committee assesses the information it receives in accordance with its business judgment. All decisions with respect to executive compensation are approved by the Compensation Committee and recommended to the full Board of Directors for ratification. The Compensation Committee also periodically reviews director compensation. All decisions with respect to director compensation are made by the Compensation Committee and presented to the full Board of Directors for a final determination.

As the Compensation Committee had not held a meeting prior to the filing of the annual report on Form 10-KSB and the members of the Compensation Committee were not involved in the review and approval of the annual report on Form 10-K, the Board of Directors as a whole the Compensation Discussion and Analysis (“CD&A”) for the year ended March 31, 2007 with management. In reliance on such reviews and discussions, the Board of Directors as a whole decided that the CD&A be included in this Proxy Statement and the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2007.

BOARD OF DIRECTORS

Chen Si Qiang
Wang Gui Quan
Zhou Dian Chang
Howard S. Barth
Yan Shi
Qi Lei
Xiaokai Cao

COMPENSATION COMMITTEE

Xiaokai Cao (Chair)
Yan Shi
Qi Lei

REPORT OF THE AUDIT COMMITTEE

The material in the Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

As of March 31, 2007, our Board of Directors had not established an audit committee. The Audit Committee was established subsequent to the fiscal year end on March 31, 2007, and is composed of non-management Directors. It is currently composed of three independent Directors, Howard S. Barth (Chair), Yan Shi and Xiaogai Cao, and operates under the written Audit Committee charter adopted by the Board of Directors on April 9, 2007.

Under its charter, the Audit Committee provides assistance and guidance to the Board in fulfilling its oversight responsibilities to the Company’s stockholders with respect to the Company’s corporate accounting and reporting practices as well as the quality and integrity of the Company’s financial statements and reports. The Company’s principal executive officer and principal financial officer have the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

As the Audit Committee had not held a meeting prior to the filing of the annual report on Form 10-KSB and the members of the Audit Committee were not involved in the review and approval of this annual report on Form 10-KSB, the Board of Directors as a whole reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2007 with management and Weinberg & Company, P.A. (“Weinberg & Company”), the Company’s independent auditor. The Board of Directors as a whole discussed with Weinberg & Company certain matters related to the conduct of the audit as required by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards 90. In addition, the Audit Committee has received from Weinberg & Company the written disclosures and the letter regarding the auditor’s independence required by Independence Standards Board Standard No. 1 and has discussed with Weinberg & Company its independence.

In reliance on the reviews and discussions described above, the Board of Directors decided that the Company’s audited financial statements for the fiscal year ended March 31, 2007 be included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2007.

The Board of Directors acting as a whole selected Weinberg & Company as the Company’s independent auditors for the fiscal year ending March 31, 2007. Now that the Audit Committee has been established, the selection of auditors will be determined by the Audit Committee. This matter is not being submitted to the stockholders for approval as this is not required under applicable law.

BOARD OF DIRECTORS

Chen Si Qiang
Wang Gui Quan
Zhou Dian Chang
Howard S. Barth
Yan Shi
Qi Lei
Xiaokai Cao

AUDIT COMMITTEE

Howard S. Barth (Chair)
Yan Shi
Xiaogai Cao

INDEPENDENT PUBLIC ACCOUNTANTS

On February 6, 2007, the Audit Committee of New Oriental Energy & Chemical Corp. (formerly known as Sports Source, Inc.) (the “Company”) dismissed Webb & Company, P.A. (“Webb & Company”) as the independent auditors of the Company and appointed Weinberg & Company, P.A. (“Weinberg & Company”), an Independent Registered Public Accounting Firm, to serve as the Company’s independent auditors.

On October 11, 2006, the Company entered into a Share Exchange Agreement (the “Share Exchange”) with Kinfair Holdings Limited, a Hong Kong company (“Kinfair”) and Auto Chance International Limited, a British Virgin Islands company (the “Stockholder”), whereby the Company acquired all of the issued and outstanding capital stock of Kinfair from the Stockholder, in exchange for 7,500,000 newly-issued shares of the Company’s common stock. As a result of the Share Exchange, Kinfair became a wholly-owned subsidiary of the Company.

Webb & Company had been the independent accountants of the Company since January 12, 2005. Their report dated February 13, 2006 on the Company's audited financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles, except for a “going concern” uncertainty. During the period from the inception of the engagement through the February 6, 2007 termination of the engagement, the Company had no disagreements with Webb & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Webb & Company’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. During our two most recent fiscal years, and the subsequent interim period through the date Webb & Company was dismissed, Webb & Company did not advise the Company as to any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

Weinberg & Company has been the independent accountants for Kinfair since June 8, 2006 to present. The Board of Directors determined that because the financial statements of the Company are tantamount to the financial statements of its new wholly-owned subsidiary Kinfair, for reasons of continuity, Weinberg & Company should become the independent accountants of the Company. During the period that Webb & Company had acted as the Company's independent accountants, the Company did not consult with Weinberg & Company on either application of accounting principles or type of audit opinion or any of the other matters specified in Item 304(a)(2) of Regulation S-B. In addition, prior to the Share Exchange, Kinfair did not consult with Webb & Company as to any accounting or auditing matter.

The Company has requested and received from Webb & Company, a letter, dated February 12, 2007, addressed to the Securities and Exchange Commission stating that Webb & Company agrees with the above statements. A copy of the Webb & Company letter is attached as an exhibit to the Current Report on Form 8-K filed with the SEC on February 12, 2007.

Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

a.	Are not expected to be present at the Meeting;
b.	Will have the opportunity to make a statement if they desire to do so; and
c.	Are not expected to be available to respond to appropriate questions.

Fees to Independent Registered Public Accountants

Audit Fees

During the fiscal year ended March 31, 2007, the fees for our principal accountant were $276,493, which was composed of $27,576 for quarterly reviews, $117,000 for the preparation of this annual report on Form 10-KSB, and $131,917 for the audit of the financial statements filed with the current report on Form 8-K filed with the SEC on October 13, 2006. For the Company’s fiscal year ended December 31, 2005, the Company was billed approximately $3,570 for professional services rendered for the audit of its financial statements. The Company was billed approximately $1,906 for the review of financial statements included in our periodic and other reports filed with the SEC for the fiscal year ended December 31, 2005.

Audit Related Fees

During the fiscal years ended March 31, 2007 and December 31, 2005, our principal accountants did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During the fiscal year ended March 31, 2007, our principal accountant did not render services to us for tax compliance, tax advice and tax planning. For the Company’s fiscal year ended December 31, 2005, it was billed approximately $200 for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees

During the fiscal years ended March 31, 2007 and December 31, 2005, there were no fees billed for products and services provided by the principal accountants other than those set forth above.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The policy of the Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. None of the fees paid to the independent accountants during fiscal years ended March 31, 2007 and 2006, under the categories Audit-Related and All Other fees described above were approved by the Audit Committee, and the Board of Directors acting as a whole prior to the establishment of the Audit Committee, after services were rendered pursuant to the de minimis exception established by the SEC.

FAMILY RELATIONSHIPS

There are currently no family relationships between the directors, executive officers or any other person who may be selected as a Director or executive officer of NOEC.

STOCKHOLDER PROPOSALS

Proposals that stockholders wish to be included in next year’s proxy statement for the Annual Meeting to be held in 2008 in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Office of the Secretary at our principal offices at New Oriental Energy & Chemical Corp., Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China,no later than November 1, 2008.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2007, which has been filed with the SEC pursuant to the 1934 Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to the Secretary, New Oriental Energy & Chemical Corp., Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China, or on the SEC’s internet website at www.sec.gov.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that the Company sent to certain stockholders, the Company is sending only one copy of its annual report and proxy statement to stockholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of the Company’s annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Secretary by mail at 5310 New Oriental Energy & Chemical Corp., Xicheng Industrial Zone of Luoshan, Xinyang, Henan Province, The People’s Republic of China. The Company will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact the Company if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Chen Si Qiang
Name: Chen Si Qiang
Title: Chief Executive Officer and Chairman of the
     Board of Directors

Dated: February 15, 2008

APPENDIX A

Audit Committee Charter

Purpose

The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (ii) the Company's auditing, accounting and financial reporting processes generally; (iii) the Company's financial statements and other financial information provided by the Company to its stockholders, the public and others; (iv) the Company's compliance with legal and regulatory requirements; and (v) the performance of the Company's Corporate Audit Department and independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

Organization

The Audit Committee shall be comprised of three or more Directors as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, NASDAQ Exchange and any other regulatory requirements. At least one Committee member shall be a designated “audit committee financial expert”. No committee member shall serve on the audit committees of more than three public companies (including the Company).

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors on the recommendation of the Corporate Governance Committee; members shall serve until their successors shall be duly elected and qualified. Notwithstanding the foregoing, if a member ceases to be “independent”, such person shall immediately resign as a Committee member. The Committee's Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

Meetings

The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of Management, the Corporate Audit Department, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its job to foster open communications, the Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with Management, the head of the Corporate Audit Department and the Company's independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

Responsibilities and Duties

The Audit Committee shall be responsible for the appointment, compensation, retention and oversight of the work of any accounting firm engaged for the purpose of preparing and issuing an audit report or performing other audit, review or attestation services for the Company (including resolution of any disagreements between Management and the independent auditors regarding financial reporting); such accounting firms shall report directly to the Committee. The Committee shall consult with Management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties, the Audit Committee shall:

With Respect to the Independent Auditors:

1.	Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.
2.	Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.
3.	Review the performance of the Company's independent auditors on at least an annual basis.
4.	On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.
5.	At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.
6.	Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for each of the five previous fiscal years. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditors on a regular basis.
7.	Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.
8.	Review, based upon the recommendation of the independent auditors and the Corporate Audit Department, the scope and plan of the work to be done by the independent auditors for each fiscal year.

With Respect to Fnancial Statements:

1.	Review and discuss with Management, the Corporate Audit Department and the independent auditors the Company's quarterly financial statements (including disclosures made in “Management's Discussion and Analysis of Financial Condition and Results of Operations” and the independent auditors' review of the quarterly financial statements) prior to submission to stockholders, any governmental body, any stock exchange or the public.
2.	Review and discuss with Management, the Corporate Audit Department and the independent auditors the Company's annual audited financial statements (including disclosures made in “Management's Discussion and Analysis of Financial Condition and Results of Operations”).
3.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards Nos. 61, 89 and 90 as amended, relating to the conduct of the audit.

4.	Recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.
5.	Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

Periodic and Annual Reviews:

1.	Periodically review separately with each of Management, the independent auditors and the Corporate Audit Department (i) any significant disagreement between Management and the independent auditors or the Corporate Audit Department in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) Management's response to each.
2.	Periodically discuss with the independent auditors, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.
3.	Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, Management or the Corporate Audit Department. Review with the independent auditors, Management and the Corporate Audit Department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.
4.	Review with Management, the independent auditors, the Corporate Audit Department and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.
5.	Obtain and review an annual report from Management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

Discussions with Management:

1.	Review and discuss with Management the Company's earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.
2.	Review and discuss with Management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.
3.	Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company.
4.	Review and discuss with Management (i) the Company's major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management's risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its code of business ethics and conduct for Directors, Officers and employees.

5.	Review and discuss with Management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.
6.	Obtain explanations from Management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to Management and Management's response.

With Respect to the Internal Audit Function and Internal Controls:

1.	Review, based upon the recommendation of the independent auditors and the head of the Corporate Audit Department, the scope and plan of the work to be done by the Corporate Audit Department.
2.	Review and approve the appointment and replacement of the head of the Corporate Audit Department, and review on an annual basis the performance of the Corporate Audit Department.
3.	In consultation with the independent auditors and the Corporate Audit Department, (a) review the adequacy of the Company's internal control structure and system, and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the Corporate Audit Department.
4.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
5.	Review (i) the internal control report prepared by Management, including Management's assessment of the effectiveness of the Company's internal control over financial reporting and (ii) the independent auditors' attestation and report, on the assessment made by Management, in each case, as and when required by Section 404 of the Sarbanes-Oxley Act of 2002.
6.	Review with Management and the independent auditors any reports or disclosure submitted by management to the Committee as contemplated by the Certifications required under Section 302 of the Sarbanes-Oxley Act of 2002.

Other:

1.	Review and approve all related-party transactions.
2.	Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for Directors or Executive Officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.
3.	The Committee shall be required to pre-approve the hiring of any employee or former employee of the independent auditors who was a member of the Company's audit engagement team within the preceding two fiscal years. The Committee shall not approve the hiring of any individual for a financial reporting oversight role if such person is or was an employee of the independent auditor and was a member of the Company's audit engagement team within the preceding two fiscal years unless: (A) (i) such individual is to be employed for a limited period of time due to an emergency or unusual situation and (ii) the Committee determines that the hiring of such individual is in the best interests of the Company's shareholders; or (B) such individual becomes employed by the Company as a result of a business combination and the Committee was made aware of such individual's prior relationship with the Company as a member of its audit engagement team.
4.	Review any Management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.
5.	Review with Management and the independent auditors the sufficiency and quality of the Corporate Audit Department staff and other financial and accounting personnel of the Company.
6.	Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.
7.	The Committee shall conduct an annual performance evaluation of itself.

8.	Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

NEW ORIENTAL ENERGY & CHEMICAL CORP.
Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 27, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Chen Si Qiang and Wang Gui Quan, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of New Oriental Energy & chemical Corp. (the “Company”) on March 29, 2008, at 9:30 a.m. at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP at 599 Lexington Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

ELECTION OF DIRECTORS:

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY

( except as marked to the contrary below) to vote for all nominees listed below.

Chen Si Qiang, Wang Gui Quan, Zhou Dian Chang, Howard S. Barth, Yan Shi, Qi Lei and Xiaokai Cao

(Instruction: To withhold authority to vote for any individual nominee, write the nominee’s name in the space below.)

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

DATED: _________________, 2008

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.